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                                                               PRELIMINARY DRAFT


                           4,000,000 Shares of Common Stock

                                UNITED STATIONERS INC.

                                UNDERWRITING AGREEMENT

                                ________________, 1997



BEAR, STEARNS & CO.  INC.
MORGAN STANLEY & CO. INCORPORATED
ROBERTSON, STEPHENS & COMPANY LLC
CHASE SECURITIES INC.
   As Representatives of the
   several Underwriters named in
   Schedule I attached hereto
c/o Bear, Stearns & Co. Inc.
245 Park Avenue
New York, New York 10167

Ladies and Gentlemen:

     United Stationers Inc., a Delaware corporation (the "COMPANY"), proposes, subject to the terms and conditions stated herein, to issue and sell to the several underwriters named on Schedule I attached hereto (the "UNDERWRITERS"), an aggregate of 2,000,000 shares of common stock, par value $.01 per share, of the Company (the "COMMON STOCK") and the persons named on
Schedule II attached hereto (the "SELLING STOCKHOLDERS") propose to sell, severally and not jointly, to the Underwriters an aggregate of ____________ shares of Common Stock and warrants to purchase an aggregate of _____________ shares of Common Stock (the "FIRM WARRANTS"), all subject to the terms and conditions stated herein. The 2,000,000 authorized but unissued shares of Common Stock to be issued and sold by the Company, the ________________ outstanding shares of Common Stock to be sold by the Selling Stockholders and the _____________ shares of Common Stock to be issued by the Company upon exercise of the Firm Warrants, representing an aggregate of 4,000,000 shares of Common Stock, are herein referred to collectively as the "FIRM SHARES." In addition, for the sole purpose of covering over-allotments in connection with the sale of the Firm Shares, the Selling Stockholders propose to sell to the Underwriters, at the option of the Underwriters, up to an additional ___________ shares of Common Stock and additional warrants to purchase up to
____________ shares of Common Stock (the "ADDITIONAL WARRANTS").  The
__________ shares of Common Stock that may be sold to the Underwriters pursuant to such election and the ____________ shares of Common Stock that may be issued to the Underwriters upon exercise of the Additional Warrants, representing an aggregate of 600,000 shares of Common Stock, are herein referred to collectively as the "ADDITIONAL SHARES." The Firm Shares and any

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Additional Shares purchased by the Underwriters are herein referred to collectively as the "SHARES," and the Firm Warrants and the Additional Warrants are herein referred to collectively as the "WARRANTS." The Shares and the Warrants are more fully described in the Registration Statement referred to below.

     1. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to, and agrees with, the several Underwriters that:

          (a) The Company has filed with the Securities and Exchange Commission (the "COMMISSION") a registration statement, and may have filed an amendment or amendments thereto, on Form S-2 (No. 333-_________________), for the registration of the Shares and the Warrants under the Securities Act of 1933, as amended (the "ACT"). The Company will not, without the prior consent of the Representatives, file any amendment thereto or make any change in the form of final prospectus included therein. Such registration statement, including the prospectus, financial statements and schedules, exhibits and all other documents filed as a part thereof, at the time of effectiveness of the registration statement, including any information to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A or Rule 434 of the rules and regulations of the Commission under the Act (the "REGULATIONS"), is herein called the "REGISTRATION STATEMENT" and the prospectus, in the form first filed with the Commission pursuant to Rule 424(b) of the Regulations or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) or Rule 434 filing is required, is herein called the "PROSPECTUS." The term "PRELIMINARY PROSPECTUS" as used herein means a preliminary prospectus as described in Rule 430 of the Regulations. If the Company has filed an abbreviated registration statement to register additional shares of Common Stock pursuant to Rule 462 of the Regulations (the "RULE 462 REGISTRATION STATEMENT"), then any reference herein to the term "REGISTRATION STATEMENT" shall be deemed to include such Rule 462 Registration Statement. Any reference herein to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-2 which were filed under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), on or before the effective date of the Registration Statement, the date of such preliminary prospectus or the date of the Prospectus, as the case may be, and any reference herein to the terms "AMEND," "AMENDMENT" or "SUPPLEMENT" with respect to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include (i) the filing of any document under the Exchange Act after the effective date of the Registration Statement, the date of such preliminary prospectus or the date of the Prospectus, as the case may be, which is incorporated therein by reference and (ii) any such document so filed.

          (b) At the time of the effectiveness of the Registration Statement or the effectiveness of any post-effective amendment to the Registration Statement, when the Prospectus is first filed with the Commission pursuant to Rule 424(b) or Rule 434 of the Regulations, when any supplement to or amendment of the Prospectus is filed with the Commission and at the Closing Date and the Additional Closing Date, if any (as hereinafter respectively defined), the Registration Statement and the Prospectus and any amendments thereof and supplement thereto complied or will comply in all material respects with the applicable provisions of the Act and the Exchange Act and the respective rules and

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regulations thereunder and does not or will not contain an untrue statement of a material fact and does not or will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein (i) in the case of the Registration Statement, not misleading and
(ii) in the case of the Prospectus, in light of the circumstances under which they were made, not misleading. When any related preliminary prospectus was first filed with the Commission (whether filed as part of the registration statement for the registration of the Shares and the Warrants or any amendment thereto or pursuant to Rule 424(a) of the Regulations) and when any amendment thereof or supplement thereto was first filed with the Commission, such preliminary prospectus and any amendments thereof and supplements thereto complied in all material respects with the applicable provisions of the Act and the Exchange Act and the respective rules and regulations thereunder and did not contain an untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary in order to make the statements therein in light of the circumstance under which they were made not misleading. No representation and warranty is made in this subsection (b), however, with respect to any information contained in or omitted from the Registration Statement or the Prospectus or any related preliminary prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives as herein stated expressly for use in connection with the preparation thereof. If Rule 434 is used, the Company will comply with the requirements of Rule 434.

          (c) Neither the Commission nor the "Blue Sky" or securities authority of any jurisdiction has issued an order (a "STOP ORDER") suspending the effectiveness of the Registration Statement, preventing or suspending the use of any preliminary prospectus, the Prospectus, the Registration Statement or any amendment or supplement thereto, refusing to permit the effectiveness of the Registration Statement, or suspending the registration or qualification of the Firm Shares or the Additional Shares, nor, to the best knowledge of the Company, has any of such authorities instituted or threatened to institute any proceedings with respect to a Stop Order.

          (d) Each of Ernst & Young LLP and Arthur Andersen LLP, whose reports are filed with the Commission as a part of the Registration Statement, are independent public accountants with regard to the Company and Associated Holdings, Inc. ("ASSOCIATED") and each of their respective subsidiaries as required by the Act and the Regulations.

          (e) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as set forth in the Registration Statement and the Prospectus, there has been no material adverse change or any development involving a prospective material adverse change in the business, prospects, properties, operations, condition (financial or other) or results of operations of the Company and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, and since the date of the latest balance sheet presented in the Registration Statement and the Prospectus, neither the Company nor any of its subsidiaries has incurred or undertaken any liabilities or obligations, direct or contingent, which are material to the Company and its subsidiaries taken as a whole, except for liabilities or obligations which are reflected in the Registration Statement and the Prospectus.

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          (f)  The Company and United Stationers Supply Co., an Illinois
corporation and the principal operating subsidiary of the Company ("USSC"), have the corporate power and the authority to enter into this Agreement, perform each of their respective obligations hereunder and, with respect to the Company, to issue, sell and deliver the Shares to be sold by it hereunder. This Agreement and the transactions contemplated herein have been duly and validly authorized by the Company and USSC and this Agreement has been duly and validly executed and delivered by the Company and USSC and is a valid and binding obligation of the Company and USSC, enforceable against each in accordance with its terms, except (i) as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles and (ii) to the extent that rights to indemnity hereunder may be limited by federal or state securities laws or the public policy underlying such laws.

          (g) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby do not and will not
(i) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) or require consent under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries, pursuant to the terms of any agreement, instrument, franchise, license or permit to which the Company or any of its subsidiaries is a party or by which any of such corporations or their respective properties or assets may be bound or (ii) violate or conflict with any provision of the certificate of incorporation or bylaws of the Company or any of its subsidiaries or any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets is required for the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, including the issuance, sale and delivery of the Shares to be issued, sold and delivered by the Company hereunder, except the registration under the Act of the Shares and the Warrants and such consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses and permits as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters, all of which have been obtained as of the date hereof.

          (h) All of the outstanding shares of Common Stock are duly and validly authorized and issued, are fully paid and nonassessable and were not issued and are not now in violation of or subject to any preemptive or similar rights. The Company had, at September ___, 1997, an authorized and outstanding capitalization as set forth in the Registration Statement and the Prospectus. The Shares, when issued, delivered and sold in accordance with this Agreement, will be duly and validly issued and outstanding, fully paid and nonassessable, and will not have been issued in violation of or be subject to any preemptive or similar rights. The Common Stock conforms to the description thereof contained in the Registration Statement and the Prospectus.

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          (i)  The Warrants have been duly and validly authorized and issued and were not issued in violation of or subject to any preemptive or similar rights. The Warrants represent the valid and binding obligation of the Company, enforceable in accordance with their terms. The Shares to be issued upon the exercise of the Warrants (i) will be duly and validly authorized and issued and fully paid and nonassessable, (ii) will not be issued in violation of or subject to any preemptive or similar rights, and (iii) will be free of any further restrictions under the terms of any warrant agreement, warrant or other instrument relating thereto. The Warrants are freely transferable by the Selling Stockholders to the Underwriters in accordance with the transactions contemplated by this Agreement.

          (j) Each of the Company and its subsidiaries has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation. Each of the Company and its subsidiaries is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which will not in the aggregate have a material adverse effect on the Company and its subsidiaries taken as a whole. Each of the Company and its subsidiaries has all requisite power and authority, and all necessary consents, approvals, authorizations, orders, registrations, qualifications, licenses and permits of and from all public, regulatory or governmental agencies and bodies, to own, lease and operate its properties and conduct its business as now being conducted and as described in the Registration Statement and the Prospectus, and no such consent, approval, authorization, order, registration, qualification, license or permit contains a materially burdensome restriction not adequately disclosed in the Registration Statement and the Prospectus.

          (k) As of September ____, 1997 and as of the date hereof, USSC was the Company's only significant subsidiary (as defined in the Regulations). All of the outstanding shares of capital stock of USSC have been duly and validly issued, are fully paid and nonassessable and were not issued in violation of preemptive rights, repurchase rights or rights of first refusal and are owned directly by the Company free and clear of any lien, pledge, encumbrance, claim, security interest, restriction on transfer, stockholders' agreement, voting trust or other defect of title whatsoever other than the pledge of such shares to The Chase Manhattan Bank, as collateral agent under the Company's senior secured credit agreement.

          (l) Except as described in the Registration Statement and as shall be described in the Prospectus, there is no litigation, action, suit, investigation or proceeding, governmental or otherwise, to which the Company or any of its subsidiaries is a party or to which any property of the Company or any of its subsidiaries is subject or which is pending or, to the best knowledge of the Company, comtemplated against the Company or any of its subsidiaries which (i) might result in any material adverse change or any development involving a material adverse change in the business, prospects, properties, assets, earnings, operations, condition (financial or other) or results of operations of the Company and its subsidiaries taken as a whole,
(ii) is required to be disclosed in the Registration Statement and the Prospectus, or (iii) seeks to restrain, enjoin, prevent the consummation of, or otherwise challenge the issuance of, the Shares or the execution and delivery of this Agreement or any of the other transactions contemplated hereby, or questions the legality

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or validity of any such transactions or that seeks to recover damages or obtain other relief in connection with any of such transactions.

          (m) The Company has not taken and will not take, directly or indirectly, any action designed to cause or result in, or which constitutes or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of Common Stock to facilitate the sale or resale of the Shares.

          (n) The consolidated financial statements, including the notes thereto, and supporting schedules included in the Registration Statement and as will be set forth in the Prospectus present fairly the financial condition, results of operations, stockholders' equity and cash flows and other information purported to be shown therein of the Company and its subsidiaries and Associated and its subsidiary, respectively, at the dates and for the periods indicated; and the supporting schedules included in the Registration Statement present fairly the information required to be stated therein. Such consolidated financial statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, and are in accordance with the books and records of the Company and its subsidiaries and Associated and its subsidiary, respectively, in all material respects. No other financial statements are required by Form S-2 or otherwise to be included in the Registration Statement or the Prospectus. The historical financial data set forth in the Registration Statement and as will be set forth in the Prospectus under the captions "Summary Consolidated Financial and Operating Data," "Capitalization," "Selected Consolidated Financial Data" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" fairly present, on the basis stated in the Registration Statement and as will be stated in the Prospectus, the information set forth therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement and as will be set forth in the Prospectus. All other financial information and statistical data set forth in the Registration Statement and as will be set forth in the Prospectus have been prepared on an accounting basis consistent with the financial statements included in the Registration Statement and as will be included in the Prospectus. The pro forma and "as adjusted" financial information included in the Registration Statement and as will be included in the Prospectus that gives effect to the issuance of the Shares, the application of the net proceeds therefrom and the other transactions and events specified therein has been properly compiled on the basis of the assumptions set forth with respect thereto. The pro forma adjustments to the historical figures have been properly applied to such figures and such pro forma financial information complies in all material respects with the applicable accounting requirements of the Commission.

          (o) Each of the Company and each of its subsidiaries has good and marketable title to all the properties and assets reflected as owned in the financial statements (or elsewhere) in the Registration Statement and as will be set forth in the Prospectus, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except (i) those, if any, reflected in the financial statements, or (ii) those which are not material in amount and do not adversely affect the use made and proposed to be made of such property by the Company and its subsidiaries. Each of the Company and its subsidiaries holds its leased properties under valid, subsisting and enforceable leases, with such exceptions as are not, individually or in the aggregate, material and do not individually or in the aggregate,

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interfere with the use made or proposed to be made of such properties by the
Company or any of its subsidiaries. Except as disclosed in the Registration Statement and as will be disclosed in the Prospectus, the Company and each of its subsidiaries own or lease all such properties as are necessary to its operations as now conducted or as proposed to be conducted.

          (p) The Company is not, and upon consummation of the transactions contemplated hereby will not be, subject to registration as an "investment company" or an entity "controlled by" an "investment company" within the meaning of Investment Company Act of 1940 and the rules and regulations promulgated thereunder.

          (q) The Company and each of its subsidiaries have (i) filed all federal, state and local and foreign tax returns which are required to be filed through the date hereof, and all such tax returns are true, complete and accurate in all material respects, or (ii) received valid extensions thereof and have paid all taxes shown on such returns and all assessments received by them except where, in the case of state and local and foreign tax returns, the failure to file, extend the due date of or pay the same, in the aggregate, could not reasonably be expected to have a material adverse effect on the business, prospects, properties, assets, earnings, operations, condition (financial or other) or results of operations of the Company; the Company has no knowledge of any tax deficiency which has been or might be asserted against the Company or any of its subsidiaries which could materially and adversely affect the business or properties of the Company and its subsidiaries taken as a whole. To the Company's best knowledge, all tax liabilities are adequately provided for on the consolidated books of the Company.

          (r) The Company and each of its subsidiaries own or possess adequate licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights, technology and know-how necessary to conduct the business now or proposed to be conducted by the Company and each of its subsidiaries as described in the Registration Statement and as will be described in the Prospectus, and, except as disclosed in the Registration Statement and as will be disclosed in the Prospectus, neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with (or knows of such infringement or conflict with) rights of others with respect to any patents, trademarks, service marks, trade names, copyrights or know-how. To the best knowledge of the Company, the Company and each of its subsidiaries do not in the conduct of their business as now conducted or proposed to be conducted, infringe or conflict with any such rights of any third party.

          (s) There are no contracts, indentures, mortgages, loan agreements, notes, leases or other agreements or instruments or other documents (collectively, "DOCUMENTS") required to be described or referred to in, or filed with, the Registration Statement and, in respect of the representation made at the Closing Date and the Additional Closing Date, the Prospectus, other than those described or referred to therein or filed as exhibits thereto. All such descriptions are accurate in all material respect and present fairly the information described therein. All such Documents to which the Company or any of its subsidiaries is a party have been duly authorized, executed and delivered by the Company or its subsidiaries, as the case may be, constitute valid and binding agreements of the Company or its subsidiaries, as the case may be, and are enforceable against the Company or its subsidiaries, as the case may be, in accordance with the terms thereof, except as the enforceability thereof

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may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

          (t) There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company or any of its subsidiaries to or for the benefit of any of the officers or directors of the Company or any of its subsidiaries or any of the members of the families of any of them, except as adequately disclosed in the Registration Statement and as will be disclosed in the Prospectus. All such descriptions are accurate in all material respects and present fairly the information required to be described in the Registration Statement and as will be described in the Prospectus.

          (u) There are no rights of return or other agreements between the Company and any customer of the Company which would cause any sales reflected in the Company's consolidated financial statements for the year ended December 31, 1996 included in the Registration Statement and to be included in the Prospectus to fail to qualify as sales in accordance with generally accepted accounting principles or the Company's revenue recognition policy as reflected in the audited financial statements included in the Registration Statement and to be included in the Prospectus.

          (v) Each of the Company and its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that
(i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets;
(iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (w) Neither the Company nor any of its subsidiaries is in violation or breach of, or in default (nor has any event occurred which with notice, or lapse of time, or both, would constitute a default) of any contract, agreement, indenture, loan or other agreement, instrument, mortgage, note, permit, lease, license, arrangement or understanding to which the Company or any of its subsidiaries is a party or by which the Company, any of its subsidiaries or any of their respective properties may be bound where such default, either individually or together with all such other defaults, could reasonably be expected to have a material adverse effect on the business, prospects, properties, assets, earnings, operations, condition (financial or other) or results of operations of the Company or on the ability of the Company to perform its obligations hereunder. Each such contract, agreement, indenture, loan or other agreement, instrument, mortgage, note, permit, lease, license, arrangement and understanding is in full force and effect and is the legal, valid and binding obligation of the Company or its subsidiaries, as the case may be, and, to the Company's knowledge, the other parties thereto and is enforceable against the Company or its subsidiaries, as the case may be, and, to the Company's knowledge, against the other parties thereto in accordance with its terms. Neither the Company nor or any of its subsidiaries is a party to or bound by any contract, agreement, indenture, loan or other agreement, instrument, mortgage, note, permit, lease, license, arrangement or understanding, or subject to any charter or other restriction,

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which has had or is reasonably expected in the future to have a material adverse effect on the business, prospects, properties, assets, earnings, operations, condition (financial or other) or results of operations of the Company. Neither the Company nor any of its subsidiaries is in violation or breach of, or in default with respect to, any term of its respective certificate of incorporation or bylaws and neither the Company nor any of its subsidiaries is in default (nor has an event occurred which with notice, lapse of time or both would constitute a default) in the performance of any obligation, agreement or condition contained in any loan agreement of the Company or any such subsidiary where such default could have a material adverse effect on the Company and its subsidiaries taken as a whole. Neither the Company nor any of its subsidiaries is in violation of, or in default with respect to, any law, rule, regulation, order, judgment or decree, except such as are described in the Registration Statement and as will be described in the Prospectus or such as, individually or in the aggregate, could not reasonably be expected to have a material adverse effect upon the business, prospectus, properties, assets, earnings, operations, condition (financial or other) or results of operations of the Company.

          (x) The Company has obtained from each of the Company's officers and directors, the Selling Stockholders and the holders of capital stock of the Company named on Schedule IV attached hereto a written agreement (a "LOCK-UP AGREEMENT"), in a form or forms approved by the Representatives and their counsel, that for a period of 90 days from the date of the Prospectus such person will not (i) directly or indirectly, offer to sell, contract to sell or otherwise sell, dispose of, loan, pledge or grant any rights with respect to (collectively, a "DISPOSITION"), any shares of Common Stock, any options or warrants to purchase any shares of Common Stock or any securities convertible into or exchangeable for shares of Common Stock (collectively, "SECURITIES"), now owned or hereafter acquired by such person or with respect to which such person has or hereafter acquires the power of disposition, otherwise than (A) as a bona fide gift or gifts, provided the donee or donees thereof agree to be bound in writing by the terms of the Lock-Up Agreement,
(B) as a distribution to limited partners or stockholders of such person provided that the distributees thereof agree in writing to be bound by the terms of the Lock-Up Agreement, or (C) with the prior written consent of the Representatives, or (ii) make any demand for or exercise any right with respect to the registration of any Common Stock or other securities of the Company.

          (y) Except as described in the Registration Statement and as will be described in the Prospectus, no labor dispute with the employees of the Company and any of its subsidiaries exists or, to the best knowledge of the Company, is threatened and the Company is not aware of any labor disturbance by the employees of any of its significant manufacturers, suppliers, customers or contractors that could reasonably be expected to have a material adverse effect on the business, prospects, properties, assets, earnings, operations, condition (financial or other) or results of operations of the Company.

          (z) Except as described in the Registration Statement and as will be described in the Prospectus, (i) the Company is not a party to or bound by any stockholders' agreements or voting trusts with respect to any securities of the Company and (ii) there are no contracts, agreements or understandings between the Company or any of its subsidiaries and any person or entity granting such person or entity the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or entity or to require the Company to include such securities in the securities registered pursuant to the Registration Statement.

          (aa) To the best knowledge of the Company, except as disclosed in the Registration Statement and as will be described in the Prospectus, neither it nor any of its subsidiaries is in violation of any federal or state law or regulation relating to occupational safety and health or to the storage, handling or transportation of hazardous or toxic materials, and the Company and each of its subsidiaries have received all permits, licenses or other approvals required under applicable federal and state occupational safety and health and environmental laws and regulations to conduct their respective businesses. The Company and each of its subsidiaries is in compliance with all terms and conditions of any such permits, licenses or approvals, except any such violation of law or regulation, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals which could not, individually or together with all such other violations or failures, have a material adverse effect on the Company or its business, prospects, properties, assets, earnings, operations, condition (financial or other) or results of operations.

          (bb) The Company has not incurred any liability for any finder's fees or similar payments in connection with the transactions herein contemplated.

          (cc) The Company, either directly or through one or more of its subsidiaries, has in effect with financially sound insurers, insurance with respect to its business and properties and the business and properties of its subsidiaries against loss or damage of the kind customarily insured against by corporations engaged in the same or similar businesses and similarly situated, of such type and in such amounts as are customarily carried under similar circumstances by such other corporations.

          (dd) The Company has complied and will comply with all provisions of Florida Statutes Section 517.075 (Chapter 92-198, Laws of Florida). Neither the Company, nor any affiliate thereof, does business with the government of Cuba or with any person or affiliate located in Cuba.

          (ee) The documents incorporated or deemed to be incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission under the Exchange Act, and, when read together with the other information in the Prospectus, at the time the Registration Statement and any amendments thereto become effective and at the Closing Date, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     2. REPRESENTATIONS AND WARRANTIES OF THE SELLING STOCKHOLDERS. Each Selling Stockholder (except with respect to paragraph (h) hereof, which shall only be made by the Control Stockholders (as hereinafter defined)) represents and warrants to, and agrees with, the several Underwriters that:

          (a) Such Selling Stockholder (i) has caused a certificate(s) for the number of Shares and/or Warrants to be sold by such Selling Stockholder hereunder to be delivered to _____________________________________, as custodian (the "CUSTODIAN"), endorsed in blank or with blank stock powers duly executed, with signatures appropriately guaranteed, if applicable; such certificate(s) to be held in custody by the Custodian, in accordance with the terms of a custody agreement (the "CUSTODY AGREEMENT"), for delivery pursuant to the provisions hereof on the Closing Date or the Additional Closing Date, as the case may be, and (ii) has granted an irrevocable power of attorney (the "POWER OF ATTORNEY") to [_____________ and ______________], or any of
them, as such Selling Stockholder's attorney-in-fact (each, an "ATTORNEY-IN-FACT"), in the form heretofore delivered to the Representatives (the Custody Agreement, together with the Powers of Attorney executed by all Selling Stockholders being hereinafter collectively referred to as the "SELLING AGREEMENTS"), with authority to execute and deliver this Agreement on behalf of such Selling Stockholder, to determine the purchase price to be paid by the Underwriters to such Selling Stockholder as provided in Section 3(a) hereof, to authorize the delivery of the Shares and/or Warrants to be sold by such Selling Stockholder hereunder and to otherwise act on behalf of such Selling Stockholder in connection with the transactions contemplated by this Agreement.

          (b) The execution, delivery and performance of this Agreement and the Selling Agreements by for on behalf of such Selling Stockholder and the consummation of the transactions contemplated hereby and thereby will not (i) conflict with or result in the breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) or require consent under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of such Selling Stockholder pursuant to the terms of any agreement, instrument, franchise, license or permit to which such Selling Stockholder is a party or by which such Selling Stockholder or any of such Selling Stockholder's property or assets may be bound, or (ii) violate or conflict with any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over such Selling Stockholder or such Selling Stockholder's properties or assets.

          (c) Such Selling Stockholder has, and at the time of delivery of the Shares and/or Warrants to be sold by such Selling Stockholder, such Selling Stockholder will have, full legal right, power, authority and capacity, and, except as required under the Act and state securities and Blue Sky laws, all necessary consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses and permits of and from all public, regulatory or governmental agencies and bodies, as are required for the execution, delivery and performance of this Agreement and the Selling Agreements and the consummation of the transactions contemplated hereby and thereby, including the sale, assignment, transfer and delivery of the Shares and/or Warrants to be sold, assigned, transferred and delivered by such Selling Stockholder hereunder.

          (d) Each of this Agreement and the Selling Agreements has been duly and validly authorized, executed and delivered by such Selling Stockholder and is a valid and binding obligation of such Selling Stockholder, enforceable against such Selling Stockholder in accordance with its terms except to the extent that rights to indemnity hereunder may be limited by applicable federal or state securities laws or the public policy underlying such laws.

          (e) Such Selling Stockholder has good, valid and marketable title to the Shares and/or Warrants to be sold by such Selling Stockholder pursuant to this Agreement, free and clear of all liens, encumbrances, claims, security interests, restrictions on transfer, stockholders' agreements, warrant agreements, voting trusts and other defects in title whatsoever, with full power to deliver such Shares and/or Warrants hereunder, and, upon the delivery of and payment for such Shares and/or Warrants as herein contemplated, each of the Underwriters will receive good, valid and marketable title to the Shares and/or Warrants purchased by it from such Selling Stockholder, free and clear of all liens, encumbrances, claims, security interests, restrictions on transfer, stockholders' agreements, warrant agreements, voting trusts and other defects in title whatsoever.
With respect to any Warrants to be sold by a Selling Stockholder pursuant to this Agreement, such Selling Stockholder has not entered into any agreement with any third party or taken any other action the effect of which could be to subject the Shares issuable upon exercise of such Warrants to any lien, encumbrance, claim, security interest, restriction on transfer, stockholders' agreement, warrant agreement, voting trust or any other defect in title whatsoever.

          (f) Such Selling Stockholder has not taken and will not take, directly or indirectly, any action which has constituted or which was designed to constitute or which might be reasonably expected to cause or result in stabilization or manipulation of the price of the shares of Common Stock.

          (g) When the Registration Statement shall become effective, when any amendment to the Registration Statement becomes effective, when the Prospectus is first used to confirm sales of the Shares, when any amendment of or supplement to the Prospectus is filed with the Commission, at the Closing Date and, if applicable, the Additional Closing Date, such parts of the Registration Statement and the Prospectus and any amendments thereof and supplements thereto as relate to such Selling Stockholder and are based upon information furnished in writing to the Company by or on behalf of such Selling Stockholder expressly for use therein will not contain an untrue statement of a material fact and will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. When any related preliminary prospectus was first filed with the Commission (whether filed as part of the registration statement for the registration of the Shares and Warrants or any amendment thereto or pursuant to Rule 424(a) of the Regulations) and when any amendment thereof or supplement thereto was first filed with the Commission, such parts of such preliminary prospectus and any amendments thereof and supplements thereto as relate to such Selling Stockholder and are based upon information furnished in writing to the Company by or on behalf of such Selling Stockholder expressly for use therein did not contain an untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading.

          (h) When the Registration Statement shall become effective, when any amendment to the Registration Statement becomes effective, when the Prospectus is first used to confirm sales of the Shares, when any amendment of or supplement to the Prospectus is filed with the Commission, at the Closing Date and, if applicable, the Additional Closing Date, the Registration Statement and the Prospectus and any amendments thereof 0and supplements thereto will not contain an untrue statement of a material fact and will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. When any related preliminary prospectus was first filed with the Commission (whether filed as part of the registration statement for the registration of the Shares and Warrants or any amendment thereto or pursuant to Rule 424(a) of the Regulations) and when any amendment thereof or supplement thereto was first filed with the Commission, such preliminary prospectus and any amendments thereof and supplements thereto did not contain an untrue statement of a material fact and did not omit to sate any material fact required to be stated therein or necessary in order to make the statements therein not misleading.

          (i) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, each of the Selling Stockholders agrees to deliver to the Representatives prior to or at the Closing Date and, if applicable, the Additional Closing Date, a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

          (j) Each of the Selling Stockholders specifically agrees that the Shares represented by the certificates or Warrants held in custody for such Selling Stockholder under the Selling Agreements are subject to the interests of the Underwriters hereunder and that the arrangements made by such Selling Stockholder for such custody and the appointment by such Selling Stockholder of the Attorney-in-Fact by the Power of Attorney are to that extent irrevocable. Each of the Selling Stockholders specifically agrees that the obligations of the Selling Stockholders hereunder shall not be terminated by operation of law, whether by the death or incapacity of any executor or trustee or the termination of such estate or trust, or in the case of a partnership or corporation, by the dissolution of such partnership or corporation, or by the occurrence of any other event. If any individual Selling Stockholder or any such executor or trustee should die or become incapacitated, or if any such estate or trust should be terminated, or if any such partnership or corporation should be dissolved, or if any other such event should occur before the delivery of the Shares and/or Warrants hereunder, certificates representing the Shares and/or Warrants shall be delivered by or on behalf of such Selling Stockholder in accordance with the terms and conditions of this Agreement and the Selling Agreements, and actions taken by the Attorneys-in-Fact pursuant to the Powers of Attorney shall be as valid as if such death, incapacity, termination, dissolution or other event had not occurred, regardless of whether or not the Custodian, the Attorneys-in-Fact, or any of them, shall have received notice of such death, incapacity, termination, dissolution or other event.

          (k) Such Selling Stockholder confirms that the sale of such Selling Stockholder's Shares and/or Warrants pursuant to this Agreement is not prompted by any information concerning the Company which is not set forth in the Prospectus.

     3.   PURCHASE, SALE AND DELIVERY OF THE SHARES AND WARRANTS.

          (a) On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the

Company agrees to sell to the several Underwriters 2,000,000 of the Firm Shares and each of the Selling Stockholders selling Firm Shares agrees, severally and not jointly, to sell to the several Underwriters the number of Firm Shares set forth opposite the names of such Selling Stockholders on
Schedule II attached hereto, and each Underwriter, severally and not jointly, agrees to purchase from the Company and each of the Selling Stockholders, at the price per share of $_____________, the number of Firm Shares (to be adjusted by the Representatives to avoid fractional shares) determined by multiplying the aggregate number of Firm Shares to be sold by the Company and each of such Selling Stockholders, as set forth opposite their respective names in Schedule II hereto, by a fraction, the numerator of which is the aggregate number of Firm Shares to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the aggregate number of Firm Shares to be purchased by all the Underwriters hereunder, plus any additional number of Shares which such Underwriter may become obligated to purchase pursuant to the provisions
of Section 10 hereof.    Each of the Selling Stockholders selling Firm
Warrants agrees, severally and not jointly, to sell Firm Warrants to purchase the number of shares set forth opposite the name of such Selling Stockholder in Schedule II hereto, to the several Underwriters, and each Underwriter agrees, severally and not jointly, to purchase from such Selling Stockholders that portion of the Firm Warrants (to be adjusted by the Representatives to avoid fractional shares) which represents the same proportion as the number of Firm Shares set forth opposite the name of each Underwriter in Schedule I hereto bears to the total number of Firm Shares, at the purchase price per Share issuable upon exercise of the portion of the Warrants purchased equal to (i) $___________, minus (ii) the exercise price of the respective Firm Warrants so purchased, plus any additional number of Warrants which such Underwriter may become obligated to purchase pursuant to Section 10 hereof. Each of the Underwriters, severally and not jointly, agrees to exercise the portion of the Firm Warrants purchased by such Underwriter by tendering such Firm Warrant portion to the Company together with the payment of the exercise price thereof, and the Company agrees, upon such exercise, to issue and sell to such Underwriter the number of Firm Shares issuable upon exercise of the portion of the Firm Warrants so exercised.

     In the event and to the extent that the Underwriters shall exercise the election to purchase Additional Shares and Additional Warrants as provided in paragraph 3(c) below, the Selling Stockholders, severally and not jointly, agree to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Selling Stockholders, at the purchase price per share set forth above in this Section 3(a), that number of Additional Shares and Additional Warrants as determined in accordance with paragraph 3(c) below, plus any additional number of Shares or Warrants which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof.

          (b) Delivery of certificates, and payment of the purchase price, for the Firm Shares (including Shares issued upon exercise of Warrants) shall be made at the offices of Haynes and Boone, LLP, 901 Main Street, Suite 3100, Dallas, Texas, or such other location as may be mutually acceptable to the Representatives, the Attorneys-in-Fact and the Company. Such delivery and payment shall be made at 10:00 a.m., New York time, on the third or fourth business day (as permitted under Rule 15c6-1 under the Exchange Act) (unless postponed in accordance with the provisions of Section 10 hereof) following the date of the effectiveness of the Registration Statement (or, if the Company has elected to rely upon

Rule 430A of the Regulations, the third or fourth business day (as permitted under Rule 15c6-1 under the Exchange Act) after the determination of the initial public offering price of the Shares), or such other time not later than ten business days after such date as shall be agreed upon by the Representatives and the Company (such time and date of payment and delivery being herein called the "CLOSING DATE"). Payment shall be made to the Company by certified or official bank check or checks drawn in federal funds or similar same day funds payable to the order of the Company, against delivery to the Representatives for the respective accounts of the Underwriters of certificates for the Shares to be purchased by them. Certificates for the Shares (including Shares issued upon exercise of Warrants) shall be registered in such name or names and in such authorized denominations as the Representatives may request in writing at least two full business days prior to the Closing Date. The Company and the Selling Stockholders will permit the Representatives to examine and package such certificates for delivery at least one full business day prior to the Closing Date.

          (c) In addition, the Selling Stockholders, as and to the extent indicated on Schedule II attached hereto, hereby grant to the several Underwriters an option to purchase up to 600,000 Additional Shares (including the purchase and exercise of the Additional Warrants) at the same purchase price (and, with respect to the Additional Warrants, upon the same terms) to be paid by the several Underwriters to the Company and the Selling Stockholders for the Firm Shares and Firm Warrants as set forth in Section 3(a), for the sole purpose of covering over-allotments in the sale of Firm Shares by the several Underwriters. This option may be exercised, in whole or in part, at any time on or before the thirtieth (30th) calendar day following the date of the Prospectus, by written notice by the Representatives to the Custodian. Such notice shall set forth the aggregate number of Additional Shares (including the purchase and exercise of the Additional Warrants) as to which the option is being exercised and the date and time, as reasonably determined by the Representatives, when the certificates relating to the Additional Shares (including Shares issued upon exercise of the Additional Warrants) are to be delivered (such date and time being herein sometimes referred to as the "ADDITIONAL CLOSING DATE"); provided, however, that the Additional Closing Date shall not be earlier than the Closing Date or earlier than the second (2nd) full business day after the date on which the option shall have been exercised nor later than the eighth
(8th) full business day after the date on which the option shall have been exercised, unless such time and date are postponed in accordance with the provisions of Section 10 hereof. Certificates for the Additional Shares (including Shares issued upon exercise of the Additional Warrants) shall be registered in such name or names and in such authorized denominations as the Representatives may request in writing at least two full business days prior to the Additional Closing Date. The Company will permit the Representatives to examine and package such certificates for delivery at least one full business day prior to the Additional Closing Date.

          If the option is exercised in full, the number of Additional Shares and/or Additional Warrants to be sold by each of the Selling Stockholders (as adjusted by the Representatives to eliminate fractions), as the case may be, shall be as is set forth opposite their respective names on Schedule II attached hereto. In the event that the option is exercised in part, the number of Additional Shares and/or Additional Warrants to be sold by each Selling Stockholder shall be determined by multiplying the number of Additional Shares and/or Additional Warrants to be purchased from all Selling Stockholders by the several

Underwriters by a fraction the numerator of which is the number of Firm Shares and/or Firm Warrants sold by such Selling Stockholder and the denominator of which is the maximum number of Firm Shares and Firm Warrants to be sold by all of the Selling Stockholders hereunder. The number of Additional Shares and/or Additional Warrants to be purchased from each Selling Stockholder by each Underwriter (as adjusted by the Representatives to eliminate fractions) shall be determined by multiplying the number of Additional Shares and/or Additional Warrants to be sold by such Selling Stockholder by a fraction, the numerator of which is the number of Firm Shares and Firm Warrants purchased by such Underwriter and the dominator of which is the maximum number of Firm Shares and Firm Warrants which all of the Underwriters are entitled to purchase hereunder. The number of Additional Shares and/or Additional Warrants to be purchased by each Underwriter if the option is exercised in full is set forth opposite the name of such Underwriter on Schedule I attached hereto.

          Payment for the Additional Shares and/or Additional Warrants shall be made by certified or official bank check, in New York Clearing House funds or similar next day funds, payable to the order of the Custodian at the offices of Haynes and Boone, LLP, 901 Main Street, Suite 3100, Dallas, Texas, or such other location as may be mutually acceptable, upon delivery of the certificates for the Additional Shares to the Representatives for the respective accounts of the Underwriters.

     4. OFFERING. It is understood that after the Registration Statement becomes effective under the Act the several Underwriters propose to offer the Shares for sale to the public upon the terms set forth in the Prospectus.

     5.   COVENANTS OF THE COMPANY AND THE SELLING STOCKHOLDERS.

          (a) The Company covenants and agrees with the several Underwriters that:

               (i) If the Registration Statement has not yet been declared effective, the Company will use its best efforts to cause the Registration Statement and any amendments thereto to become effective as promptly as possible, and if Rule 430A is used or the filing of the Prospectus is otherwise required under Rule 424(b) or Rule 434, the Company will file the Prospectus (properly completed if Rule 430A has been used) pursuant to Rule 424(b) or Rule 434 within the prescribed time period and will provide evidence satisfactory to the Representatives of such timely filing. If the Company elects to rely on Rule 434, the Company will prepare and file a term sheet that complies with the requirements of Rule 434.

               The Company will notify the Representatives immediately (and, if requested by the Representatives, will confirm such notice in writing) (A) when the Registration Statement and any amendments thereto become effective, (B) of any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for any additional information, (C) of the mailing or the delivery to the Commission for filing of any amendment of or supplement to the Registration Statement or the Prospectus, (D) of the issuance by the Commission of any Stop Order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or of the initiation, or the threatening, of any proceedings therefor, (E) of the receipt of any comments from the Commission, and (F) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for that purpose. If the Commission shall propose or enter a Stop Order at any time, the Company will make every reasonable effort to prevent the issuance of any such Stop Order and, if issued, to obtain the lifting of such Stop Order as soon as possible. The Company will not file any amendment to the Registration Statement or any amendment of or supplement to the Prospectus (including the prospectus required to be filed pursuant to Rule 424(b)or Rule 434) that differs from the prospectus on file at the time of the effectiveness of the Registration Statement before or after the effective date of the Registration Statement or file any document under the Exchange Act if such document would be deemed to be incorporated by reference into the Prospectus to which the Representatives shall reasonably object in writing after being timely furnished in advance a copy thereof.

               (ii) If, at any time when a prospectus relating to the Shares is required to be delivered under the Act, any event shall have occurred as a result of which the Prospectus as then amended or supplemented would, in the judgment of the Underwriters or the Company, include an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary at any time to amend or supplement the Prospectus or Registration Statement to comply with the Act or the Regulations, the Company will notify the Representatives promptly and prepare and file with the Commission an appropriate post-effective amendment or supplement (in form and substance satisfactory to the Representatives) which will correct such statement or omission and will use its best efforts to have any such post-effective amendment to the Registration Statement declared effective as soon as possible.

               (iii) The Company will promptly deliver to the Representatives three signed copies of the Registration Statement, including exhibits and all documents incorporated by reference therein and all amendments thereto, and the Company will promptly deliver to each of the several Underwriters such number of copies of any preliminary prospectus, the Prospectus, the Registration Statement, and all amendments of and supplements to such documents, if any, and all documents incorporated by reference in the Registration Statement and Prospectus or any amendment thereof or supplement thereto, without exhibits, as the Representatives may reasonably request.

               (iv) The Company will endeavor in good faith, in cooperation with the Representatives, at or prior to the time of effectiveness of the Registration Statement, to qualify the Shares for offering and sale under the securities laws relating to the offering or sale of the Shares of such jurisdictions as the Representatives may designate and to maintain such qualification in effect for so long as required for the distribution thereof.

               (v) The Company will make generally available (within the meaning of Section 11(a) of the Act) to its securityholders and to the Representatives as soon as practicable, but not later than 45 days after the end of its fiscal quarter in which the first anniversary date of the effective date of the Registration Statement occurs, an earnings statement (in form complying with the provisions of Rule 158 of the Regulations) covering a period of at least twelve consecutive months beginning after the effective date of the Registration Statement.

               (vi) During the period of 90 days from the date of the Prospectus, the Company will not, without the Representatives' prior written consent, either directly or indirectly, offer to sell, contract to sell or otherwise sell, dispose of, loan, pledge or grant any rights with respect to any shares of Common Stock (or any securities convertible into, exercisable for or exchangeable for Common Stock), other than the Company's sale of Shares hereunder and the Company's issuance of Common Stock upon the exercise of presently outstanding stock options.

               (vii) The Company has obtained and delivered to the Representatives, no later than the close of business on the date hereof, a Lock-Up Agreement from each of its directors and officers and each holder of capital stock of the Company listed on Schedule III attached hereto.

               (viii) During a period of three years from the effective date of the Registration Statement, the Company will furnish to the Representatives copies of (A) all reports to its stockholders; and (B) all reports, financial statements and proxy or information statements filed by the Company with the Commission or any exchange upon which the Common
    Stock is listed or approved for quotation.

               (ix) The Company will apply the proceeds from the sale of the Shares by the Company as will be set forth under "Use of Proceeds" in the Prospectus.

          (b) Each Selling Stockholder hereby covenants and agrees with the several Underwriters, during the period commencing on the date hereof and ending 90 days after the date of the Prospectus, not to make a Disposition of any Securities, now owned or hereafter acquired by such Selling Stockholder or with respect to which such Selling Stockholder has or hereafter acquires the power of disposition, otherwise than (i) as a bona fide gift or gifts, provided the donee or donees thereof agree to be bound in writing by the terms of this Section 5(b), (ii) as a distribution to limited partners or stockholders of such Selling Stockholder provided that the distributees thereof agree in writing to be bound by the terms of this Section 5(b), or
(iii) with the prior written consent of the Representatives. The foregoing restriction is expressly agreed to preclude such Selling Stockholder from engaging in any hedging or other transaction which is designed to or reasonably expected to lead to or result in a Disposition of Securities during the 90 days after the date of the Prospectus even if such shares would be disposed of by someone other than such Selling Stockholder. Such prohibited hedging or other transactions would include, without limitation, any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any Securities or with respect to any security (other than a broad-based market basket or index) that relates to or derives any significant part of its value from the Common Stock. Each Selling Stockholder further agrees not to make any demand for or exercise any right with respect to the registration of any Common Stock or other securities of the Company. Notwithstanding the foregoing, this Section 5(b) does not prohibit the sale of the Shares by such Selling Stockholder to the Underwriters pursuant to this Agreement. Such Selling Stockholder confirms that this Section 5(b) is irrevocable and shall be binding upon such Selling Stockholder, and such Selling Stockholder agrees and consents to the entry of stop transfer instructions with the Company's transfer agent against the transfer of the Shares of Common Stock held by such Selling Stockholder except in compliance with this Section 5(b).

     6. PAYMENT OF EXPENSES. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company agrees to pay all costs and expenses incident to the performance of the obligations of the Company and the Selling Stockholders hereunder, including those in connection with (i) preparing, printing, duplicating, filing and distributing the Registration Statement, as originally filed and all amendments thereof (including all exhibits thereto), any preliminary prospectus, the Prospectus and any amendments thereof or supplements thereto (including, without limitation, fees and expenses of the Company's accountants and counsel), the underwriting documents (including this Agreement, the Agreement Among Underwriters and the Selling Agreements) and all other documents related to the public offering of the Shares (including those supplied to the Underwriters in quantities as hereinabove stated), (ii) the issuance, transfer and delivery of the Shares to the Underwriters, including any transfer or other taxes payable thereon, (iii) the qualification of the Shares under state or foreign securities or Blue Sky laws, including the costs of printing and mailing a preliminary and final "Blue Sky Survey" and the fees of counsel for the Underwriters and such counsel's disbursements in relation thereto, (iv) the inclusion of the Shares to be sold by the Company on the Nasdaq National Market, (v) the review of the terms of the public offering of the Shares by the National Association of Securities Dealers, Inc. (the "NASD") (including, without limitation, fees and expenses to Underwriters' counsel in relation thereto), and (vi) the reasonable fees and expenses of one counsel acting on behalf of the Selling Stockholders. Notwithstanding the foregoing, each Selling Stockholder will pay or cause to be paid all costs and expenses incident to the performance of such Selling Stockholder's obligations hereunder which are not otherwise specifically provided for in this Section 6, including the Underwriters' discount and commissions applicable to such Selling Stockholder's Shares.

     7. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The obligations of the several Underwriters to purchase and pay for the Firm Shares and, if applicable, the Additional Shares shall be subject to the accuracy of the representations and warranties of the Company and the Selling Stockholders herein contained, as of the date hereof and as of the Closing Date (or in the case of the Additional Shares as of the Additional Closing Date), to the absence from any certificates, opinions, written statements or letters furnished to the Representatives or to Haynes and Boone, LLP ("UNDERWRITERS' COUNSEL") pursuant to this Section 7 of any qualification or limitation not previously approved in writing by the Representatives, to the performance by the Company and the Selling Stockholders of their respective obligations hereunder, and to the following additional conditions:

          (a) The Registration Statement shall have become effective not later than 5:30 P.M., New York time, on the date of this Agreement, or at such later time and date as shall have been consented to in writing by the Representatives; if the Company shall have elected to rely upon Rule 430A or Rule 434 of the Regulations, the Prospectus shall have been filed with the Commission in a timely fashion in accordance with Section 5(a) hereof; and, at or prior to the Closing Date no Stop Order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof shall have been issued and no proceedings therefor shall have been initiated or threatened by the Commission.

          (b) At the Closing Date and, if applicable, the Additional Closing Date, the Representatives shall have received the opinion of Weil, Gotshal & Manges LLP, counsel for the Company, dated the Closing Date or the Additional Closing Date, as the case may be, addressed to the Underwriters and in form and substance satisfactory to Underwriters' Counsel, to the effect that:

               (i) Each of the Company and its subsidiaries has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation. Each of the Company and its subsidiaries is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which will not in the aggregate have a material adverse effect on the Company and its subsidiaries taken as a whole. Each of the Company and its subsidiaries has all requisite corporate authority to own, lease and license its respective properties and conduct its business as now being conducted and as described in the Registration Statement and the Prospectus. All of the issued and outstanding capital stock of USSC has been duly and validly issued and is fully paid and non-assessable and free of preemptive rights and, except as disclosed in the Registration Statement and the Prospectus, is owned directly by the Company, free and clear of any lien, encumbrance, claim, security interest, restriction on transfer, stockholders' agreement, voting trust or other defect of title whatsoever.

               (ii) The Company has authorized capital stock as set forth in the Registration Statement and the Prospectus. All of the outstanding shares of Common Stock are duly and validly authorized and issued, are fully paid and nonassessable and were not issued in violation of or subject to any preemptive rights. The Shares to be delivered by the Company on the Closing Date have been duly and validly authorized and, when delivered in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable and will not have been issued in violation of or subject to any preemptive rights. Each of the Underwriters will receive good, valid and marketable title to the Firm Shares being sold by the Company hereunder, free and clear of all liens, encumbrances, claims, security interests, restrictions on transfer, stockholders' agreements, warrant agreements, voting trusts and other defects of title whatsoever. The Common Stock, the Firm Shares and the Additional Shares conform to the descriptions thereof contained in the Registration Statement and the Prospectus.

               (iii) The Warrants have been duly and validly authorized and issued by the Company and, prior to their exercise, constituted validly issued and outstanding warrants of the Company, enforceable in accordance with their terms. The Warrants conform in all material respects to the description thereof contained in the Prospectus and, prior to their exercise, the Shares issuable upon exercise of the Warrants were validly reserved for issuance upon exercise thereof.

               (iv) The assignment instruments by which the Warrants have been transferred by certain Selling Stockholders to the Underwriters, assuming the due and valid authorization, execution and delivery thereof to the Underwriters by the Selling Stockholders or their Attorney-in-Fact, are effective to transfer ownership of the Warrants to the Underwriters, free and clear of all liens, encumbrances, security interests, claims, restrictions on transfer, stockholders' agreements, warrant agreements, voting trusts and other defects of title whatsoever.

               (v) The Common Stock currently outstanding is included, and the Shares to be sold under this Agreement by the Company to the Underwriters are duly authorized for inclusion, on the Nasdaq National Market.

               (vi) This Agreement has been duly and validly authorized, executed and delivered by the Company and USSC and is a valid and binding obligation of the Company and USSC, enforceable against each in accordance with its terms, except (i) as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles and (ii) to the extent that rights to indemnity hereunder may be limited by federal or state securities laws or the public policy underlying such laws.

               (vii) To the best of such counsel's knowledge, there is no litigation or governmental or other action, suit, proceeding or investigation before any court or before or by any public, regulatory or governmental agency or body pending or threatened against, or involving the properties or business of, the Company or any of its subsidiaries, which, if resolved against the Company or such subsidiary, individually or, to the extent involving related claims or issues, in the aggregate, is of a character required to be disclosed in the Registration Statement and the Prospectus which has not been properly disclosed therein.

               (viii) The execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby by the Company and USSC do not and will not (A) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) or require consent under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to the terms of any agreement, instrument, franchise, license or permit known to such counsel to which the Company or any of its subsidiaries is a party or by which any of such corporations or their respective properties or assets may be bound or (B) violate or conflict with any provision of the certificate of incorporation or bylaws of the Company or any of its subsidiaries, or, to the best knowledge of such counsel, any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets is required for the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, except for (1) such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters (as to which such counsel need express no opinion) and (2) such as have been made or obtained under the Act.

               (ix) The Registration Statement and the Prospectus and any amendments thereof or supplements thereto (other than the financial statements and schedules and other financial and statistical data included or incorporated by reference therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the Regulations. The documents filed under the Exchange Act and incorporated by reference in the Registration Statement and the Prospectus and in any amendment thereof or supplement thereto (other than the financial statements and schedules and other financial and statistical data included or incorporated by reference therein, as to which such counsel need express no opinion) comply as to form in all material respects with the Exchange Act and the rules and regulations of the Commission thereunder.

               (x) The Registration Statement is effective under the Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof has been issued and no proceedings therefor have been initiated or threatened by the Commission or any state securities or "Blue Sky" authority and all filings required by Rule 424(b) of the Regulations have been made.

               (xi) To the best of such counsel's knowledge, there are no contracts, indentures, mortgages, instruments, permits, licenses, loans, agreements, notes, leases or other agreements or instruments or other documents (collectively, "DOCUMENTS") which are required under the Act to be described or referred to in, or filed with, the Registration Statement and the Prospectus other than those described or referred to therein or filed as exhibits thereto.

               (xii) The statements under the captions "The Company," "Certain Transactions," "Shares Eligible For Future Sale," "Description of Capital Stock," and "Description of Indebtedness" in the Prospectus, in Items 14 and 15 of Part 11 of the Registration Statement and in Item 3 of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995, insofar as such statements constitute a summary of legal matters, documents or proceedings referred to therein, fairly present, in all material respects, the information called for with respect to such legal matters, documents and proceedings.

               (xiii) In addition, such opinion shall also contain a statement that such counsel has participated in conferences with officers and representatives of the Company, representatives of the independent public accountants for the Company and the Underwriters at which the contents and the Prospectus and related matters were discussed, and no facts have come to the attention of such counsel which would lead such counsel to believe that either the Registration Statement at the time it became effective (including the information deemed to be part of the Registration Statement at the time of effectiveness pursuant to Rule 430A(b) or Rule 434, if applicable), or any amendment thereof made prior to the Closing Date as of the date of such amendment, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as of the date thereof (or any amendment thereof or supplement thereto made prior to the Closing Date or the Additional Closing Date, as the case may be, as of the date of such amendment or supplement) and as of the Closing Date and, if applicable, as of the Additional Closing Date, contains or contained an untrue statement of a material fact or omits or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief or opinion with respect to the financial statements and schedules and other financial and statistical data included or incorporated by reference therein).

               In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws other than the laws of the United States and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to Underwriters' Counsel) of other counsel reasonably acceptable to Underwriters' Counsel, familiar with the applicable laws, and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and certificates or other written statements of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company and its subsidiaries, provided that copies of any such statements or certificates shall be delivered to Underwriters' Counsel. The opinion of such counsel for the Company shall state that the opinion of any such other counsel is in form satisfactory to such counsel and, in their opinion, the Representatives and they are justified in relying thereon.

          (c) At the Closing Date and the Additional Closing Date the Representatives shall have received the favorable opinion of Weil Gotshal & Manges LLP, counsel for the Selling Stockholders, dated the Closing Date, addressed to the Underwriters and in form and substance satisfactory to Underwriters' Counsel, to the effect that:

               (i) Each of this Agreement and the Selling Agreements has been duly and validly authorized, executed and delivered by or on behalf of each Selling Stockholder and is a valid and binding obligation of each Selling Stockholder, enforceable against such Selling Stockholder in accordance with its terms, except to the extent that rights to indemnity hereunder may be limited by applicable federal or state securities laws or the public policy underlying such laws.

               (ii) The sale of the Shares or Warrants to be sold by such Selling Stockholder hereunder, and the compliance by such Selling Stockholder with all of the provisions of this Agreement and the Selling Agreements and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which such Selling Stockholder is a party to or by which such Selling Stockholder is bound or to which any of the properties or assets of such Selling Stockholder is subject nor will such action result in any violation of the provisions of the certificate of incorporation or bylaws of such Selling Stockholder if such Selling Stockholder is a corporation, the partnership agreement of such Selling Stockholder if such Selling Stockholder is a partnership, the terms of any trust agreement if such Selling Stockholder is a trust or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over such Selling Stockholder or other property of such Selling Stockholder.

               (iii) To the best knowledge of such counsel, each Selling Stockholder has all requisite power and authority, and all necessary consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses and permits of and from all courts and all public, governmental or regulatory agencies and bodies as are required for the execution, delivery and performance of this Agreement and the Selling Agreements and the consummation of the transactions contemplated hereby and thereby except for (1) such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters (as to which such counsel need express no opinion) and (2) such as have been made or obtained under the Act.

               (iv) Each Selling Stockholder has full legal right, power and authority (other than any approval imposed by the applicable federal or state securities and Blue Sky laws) to enter into this Agreement, the Power of Attorney and the Custody Agreement and to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder under this Agreement.

               (v) Upon delivery of the Shares and/or Warrants to be sold by the Selling Stockholders pursuant to this Agreement and upon payment therefor, good, valid and marketable title to such Shares and/or Warrants, as the case may be, will pass to the Underwriters or their nominees, severally, free and clear of all liens, encumbrances, equities or adverse claims other than those arising as a result of any action taken by the Underwriters, assuming that the Underwriters purchase such Shares and/or Warrants in good faith and without notice of any adverse claims within the meaning of the Uniform Commercial Code.

               (vi) The statements in the Prospectus under the caption "Principal and Selling Stockholders," insofar as such statements constitute a summary of the matters referred to therein, fairly present the information called for with respect to such matters.

               In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws other than the laws of the United States and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to Underwriters' Counsel) of other counsel reasonably acceptable to Underwriters' Counsel, familiar with the applicable laws; (B) as to matters of fact, to the extent they deem proper, on certificates of, or certificates of responsible officers of, the Selling Stockholders, provided that copies of any such statements or certificates shall be delivered to Underwriters' Counsel. The opinions of such counsel for the Selling Stockholders shall state that the opinion of any such other counsel is in form satisfactory to such counsel and, in their opinion, the Representatives and they are justified in relying thereon.

          (d) At the Closing Date and Additional Closing Date, the Representatives shall have received a certificate of the Chairman of the Board and the Chief Financial Officer of the Company, dated the Closing Date or Additional Closing Date, as the case may be, to the effect that the condition set forth in subsection (a) of this Section 7 has been satisfied, that as of the date hereof and as of the Closing Date or Additional Closing Date, as the case may be, the representations and warranties of the Company set forth in Section 1 hereof are accurate, and that as of the Closing Date or the Additional Closing Date, as the case may be, the obligations of the Company to be performed hereunder on or prior thereto have been duly performed.

          (e) At the Closing Date and, if applicable, the Additional Closing Date, the Representatives shall have received a certificate executed by the Attorney-in-Fact on behalf of each Selling Stockholder, dated the Closing Date, to the effect that the representations and warranties of such Selling Stockholder set forth in Section 2 hereof are accurate, and that as of the Closing Date or the Additional Closing Date, as the case may be, the obligations of such Selling Stockholder to be performed hereunder on or prior thereto have been duly performed.

          (f) At the time this Agreement is executed and at the Closing Date and Additional Closing Date, the Representatives shall have received a letter from Ernst & Young LLP, independent public accountants for the Company, dated, respectively, as of the date of this Agreement and as of the Closing Date or Additional Closing Date, as the case may be, addressed to the Underwriters and in form and substance satisfactory to the Representatives, to the effect that: (i) they are independent certified public accountants with respect to the Company within the meaning of the Act and the applicable published rules and regulations of the Commission thereunder and stating that the answer to Item 10 of the Registration Statement is correct insofar as it relates to them; (ii) stating that, in their opinion, the financial statements and schedules of the Company included in the Registration Statement and the Prospectus and covered by their opinion therein comply as to form in all material respects with the applicable accounting requirements of the Act and the applicable published rules and regulations of the Commission thereunder; (iii) stating that, on the basis of procedures (but not an examination made in accordance with generally accepted auditing standards) consisting of a reading of the latest available unaudited interim consolidated financial statements of the Company and its subsidiaries, a reading of the minutes of meetings and consents of the stockholders and boards of directors of the Company and its subsidiaries and the committees of such boards subsequent to December 31, 1996, inquiries of officers and other employees of the Company and its subsidiaries who have responsibility for financial and accounting matters of the Company and its subsidiaries with respect to transactions and events subsequent to December 31, 1996, and other specified procedures and inquiries to a date not more than five days prior to the date of such letter, nothing has come to their attention that would cause them to believe that: (A) the unaudited consolidated financial statements and schedules of the Company included in the Registration Statement and the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the applicable published rules and regulations of the Commission thereunder or that such unaudited consolidated financial statements are not fairly presented in conformity with generally accepted accounting principles except to the extent certain footnote disclosures have been omitted in accordance with applicable rules of the Commission under the Exchange Act applied on a basis substantially consistent with that of the audited consolidated financial statements incorporated by reference in the Registration Statement and the Prospectus; (B) with respect to the period subsequent to December 31, 1996, there were, as of the date of the most recent available monthly consolidated financial statements of the Company and its subsidiaries, if any, and as of a specified date not more than five days prior to the date of such letter, any changes in the capital stock or long-term indebtedness of the Company or any decrease in the net current assets or stockholders' equity of the Company, in each case as compared with the amounts shown in the most recent balance sheet incorporated by reference in the Registration Statement and the Prospectus, except for changes or decreases which the Registration Statement and the Prospectus disclose have occurred or may occur or which are set forth in such letter; or (C) that during the period from December 31, 1996, to the date of the most recent available monthly consolidated financial statements of the Company and its subsidiaries, if any, and to a specified date not more than five days prior to the date of such letter, there was any decrease, as compared with the corresponding period in the prior fiscal year, in total revenues, or total or per share net income, except for decreases which the Registration Statement and the Prospectus disclose have occurred or may occur or which are set forth in such letter; and (iv) stating that they have compared specific dollar amounts, numbers of shares, percentages of revenues and earnings and other financial information pertaining to the Company and its subsidiaries set forth in the Registration Statement and the Prospectus, which have been specified by the Representatives prior to the date of this Agreement, to the extent that such amounts, numbers, percentages and information may be derived from the general accounting and financial records of the Company and its subsidiaries or from schedules furnished by the Company, and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries, and other appropriate procedures specified by the Representatives (which procedures do not constitute an examination in accordance with generally accepted auditing standards) set forth in such letter, and found them to be in agreement.

          (g) All proceedings taken in connection with the sale of the Firm Shares and the Additional Shares as herein contemplated shall be satisfactory in form and substance to the Representatives and to Underwriters' Counsel, and the Underwriters shall have received from said Underwriters' Counsel a favorable opinion, dated as of the Closing Date and the Additional Closing Date, as the case may be, with respect to the sale of the Shares, the Registration Statement and the Prospectus and such other related matters, as the Representatives may reasonably require, and the Company and the Selling Stockholders shall have furnished to Underwriters' Counsel such documents as they request for the purpose of enabling them to pass upon such matters.

          (h) Prior to the Closing Date and the Additional Closing Date, the Company and the Selling Stockholders shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

          (i) The Representatives shall have received from each person who is a director or officer of the Company or Selling Stockholder and each holder of capital stock of the Company listed on Schedule III attached hereto, a Lock-Up Agreement to the effect that such person will not (i) make a Disposition of any Securities now owned or hereinafter acquired by such person or with respect to which such person has or hereinafter acquires the power of disposition, for a period of 90 days after the date of the Prospectus otherwise than (A) as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound in writing by the terms of the Lock-Up Agreement, (B) as a distribution to limited partners or stockholders of such person provided that the distributees thereof agree in writing to be bound by the terms of the Lock-Up Agreement, or (C) without the prior written consent of the Representatives, or (ii) make any demand for or exercise any right with respect to the registration of any Common Stock or other Securities of the Company.

          (j) The NASD, upon review of the terms of the public offering of the Firm Shares and the Additional Shares, shall not have objected to the Underwriters' participation in such offering.

          (k) The Company shall not have sustained, (i) since December 31, 1996, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order of decree otherwise than as set forth or expressly contemplated in the Prospectus, and (ii) since the respective dates as of which information is given in the Prospectus, there shall not have been any change in the capital stock (other than as disclosed in the Prospectus) or increase in principal amounts of long-term or short-term indebtedness of the Company or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company, otherwise than as set forth or expressly contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or
(ii) of this Section 7(k), in the Representatives' judgment, makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered on the Closing Date or the Additional Closing Date, as the case may be, on the terms and in the manner contemplated in the Prospectus.

          If any of the conditions specified in this Section 7 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to the Representatives or to Underwriters' Counsel pursuant to this Section 7 shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and to Underwriters' Counsel, all obligations of the Underwriters hereunder may be canceled by the Representatives at, or at any time prior to, the Closing Date and the obligations of the Underwriters to purchase the Additional Shares may be canceled by the Representatives at, or at any time prior to, the Additional Closing Date. Notice of such cancellation shall be given to the Company and the Selling Stockholders in writing, or by telephone, telex or telegraph, confirmed in writing.

     8.   INDEMNIFICATION.

          (a) The Company, USSC and each of the Selling Stockholders listed on Schedule II attached hereto under the caption "Control Selling
Stockholders" (collectively, the

"CONTROL STOCKHOLDERS"), jointly and severally, agree to indemnify and hold harmless each Underwriter, its officers, directors, partners, employees, agents and counsel and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against any and all losses, liabilities, claims, damages and expenses whatsoever (including, but not limited to, attorneys' fees and any and all expense whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Shares, as originally filed or any amendment thereof, or any related preliminary prospectus or the Prospectus, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company, USSC and the Control Stockholders will not be liable in any such case to the extent but only to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives expressly for use therein. This indemnity will be in addition to any liability which the Company, USSC or the Control Stockholders may otherwise have, including under this Agreement. Notwithstanding the foregoing, in no event shall any Control Stockholder, as such, be liable for indemnity under this Section 8 in any amount in excess of the gross proceeds received by such Control Stockholder in connection with the sale of his shares of Common Stock hereunder. Without limiting the rights of any Underwriter or controlling person thereof, the provisions of this Section 8 shall not affect any existing arrangements among the Company and the Control Stockholders relating to indemnification.

          (b) Each Selling Stockholder, severally and not jointly, agrees to indemnify and hold harmless each Underwriter, its officers, directors, partners, employees, agents and counsel, the Company, each of the directors of the Company, each of the officers of the Company who shall have signed the Registration Statement and each other person, if any, who controls the Company or any Underwriter, within the meaning of Section 15 of the Act or
Section 20(a) of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Shares, as originally filed or any amendment thereof, or any related preliminary prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information relating to such Selling Stockholder furnished to the Company by such Selling Stockholder expressly for use therein. This indemnity will be in addition to any liability which any Selling Stockholder may otherwise have, including under this Agreement.

          (c) Each Underwriter severally, and not jointly, agrees to indemnify and hold harmless the Company, each Selling Stockholder, each of the directors of the Company, each of the officers of the Company who shall have signed the Registration Statement, and each other person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Shares, as originally filed or any amendment thereof, or any related preliminary prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives expressly for use therein; provided, however, that in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discount applicable to the Shares purchased by such Underwriter hereunder. This indemnity will be in addition to any liability which any Underwriter may otherwise have, including under this Agreement. The Company and each Selling Stockholder acknowledge that the statements set forth in the last paragraph of the cover page, in the two paragraphs on the inside front cover page of the Prospectus and in the table listing the Underwriters under the caption "Underwriting" in the Prospectus constitute the only information furnished in writing by or on behalf of any Underwriter expressly for use in the Registration Statement relating to the Shares as originally filed or in any amendment thereof, any related preliminary prospectus or the Prospectus or in any amendment thereof or supplement thereto, as the case may be.

          (d) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent that it has been prejudiced in any material respect by such failure or from any liability which it may have otherwise). In case any such action is brought against any indemnified party, and the indemnified party notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties. Anything in this subsection to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent; provided, however, that such consent was not unreasonably withheld.

     9. CONTRIBUTION. In order to provide for contribution in circumstances in which the indemnification provided for in Section 8(a), (b) and (c) hereof is for any reason held to be unavailable from the Company, USSC or any Selling Stockholder or is insufficient to hold harmless a party indemnified thereunder, the Company, USSC and the Selling Stockholders on the one hand and the Underwriters on the other hand shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provisions (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company, USSC and any Selling Stockholder any contribution received by the Company, USSC or such Selling Stockholder from persons, other than the Underwriters, who may also be liable for contribution, including persons who control the Company within the meaning of
Section 15 of the Act or Section 20(a) of the Exchange Act, officers of the Company who signed the Registration Statement and directors of the Company), to which the Company, USSC, one or more of the Selling Stockholders and one or more of the Underwriters may be subject, in such proportions as is appropriate to reflect the relative benefits received by the Company, USSC and the Selling Stockholders on the one hand and the Underwriters on the other hand from the offering of the Shares or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in Section 8 hereof, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company, USSC and the Selling Stockholders on the one hand and the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company, USSC and the Selling Stockholders on the one hand and the Underwriters on the other hand shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the

Company, USSC and the Selling Stockholders on the one hand and the underwriting discounts and commissions received by the Underwriters, on the other hand, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company, USSC and the Selling Stockholders on the one hand and of the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, USSC, the Selling Stockholders or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, USSC, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. The Company, USSC and each Selling Stockholder shall be jointly and severally liable for the amounts to be contributed by any of them pursuant to the provisions of this Section 9.

      Notwithstanding the provisions of this Section 9, (i) in no case shall any Underwriter (except as may be provided in the Agreement Among Underwriters) be liable or responsible for any amount in excess of the underwriting discount applicable to the Shares purchased by such Underwriter hereunder, and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(a) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as such Underwriter, each person, if any, who controls a Selling Stockholder within the meaning of
Section 15 of the Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as such Selling Stockholder, and each person, if any, who controls the Company within the meaning of Section 15 of the Act or
Section 20(a) of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (i) and (ii) of this Section 9. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 9, notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 9 or otherwise. No party shall be liable for contribution with respect to any action or claim settled without its consent; provided, however, that such consent was not unreasonably withheld.

     10.  DEFAULT BY AN UNDERWRITER.

For purposes of this Section 10, references to the purchase by an Underwriter of Firm Shares or Additional Shares shall include the purchase of the Underwriter's proportional share of Firm Warrants or Additional Warrants, as the case may be, from the Selling Stockholders, and the exercise of such Firm Warrants or Additional Warrants by such Underwriter pursuant to Section 3 hereof.

          (a) If any Underwriter or Underwriters shall default in its or their obligation to purchase Firm Shares or Additional Shares hereunder, and if the Firm Shares or Additional Shares with respect to which such default relates do not (after giving effect to arrangements, if any, made by the Representatives pursuant to subsection (c) below) exceed in the aggregate 10% of the number of shares of Firm Shares or Additional Shares, as the case may be, which all Underwriters have agreed to purchase hereunder, then such Firm Shares or Additional Shares to which the default relates shall be purchased by the non-defaulting Underwriters in proportion to the respective proportions which the numbers of Firm Shares set forth opposite their respective names on Schedule I attached hereto bear to the aggregate number of Firm Shares set forth opposite the names of the non-defaulting Underwriters.

          (b) In the event that such default relates to more than 10% of the Firm Shares or Additional Shares, as the case may be, the Representatives may, in their sole discretion, arrange for themselves or for another party or parties (including any non-defaulting Underwriter or Underwriters who so agree) to purchase such Firm Shares or Additional Shares, as the case may be, to which such default relates on the terms contained herein. In the event that within five calendar days after such a default the Representatives do not arrange for the purchase of the Firm Shares or Additional Shares, as the case may be, to which such default relates as provided in this Section 10, this Agreement or, in the case of a default with respect to the Additional Shares, the obligations of the Underwriters to purchase and of the Selling Stockholders to sell the Additional Shares shall thereupon terminate, without liability on the part of the Company or the Selling Stockholders with respect thereto (except in each case as provided in Sections 6, 8(a) and (b) and 9 hereof) or the several Underwriters, but nothing in this Agreement shall relieve a defaulting Underwriter or Underwriters of its or their liability, if any, to the other several Underwriters, the Company and the Selling Stockholders for damages occasioned by its or their default hereunder.

          (c) In the event that the Firm Shares or Additional Shares to which the default relates are to be purchased by the non-defaulting Underwriters or are to be purchased by another party or parties as aforesaid, the Representatives or the Company shall have the right to postpone the Closing Date or Additional Closing Date, as the case may be, for a period, not exceeding five business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents and arrangements and the Company agrees to file promptly any amendment or supplement to the Registration Statement or the Prospectus which, in the opinion of Underwriters' Counsel, may thereby be made necessary or advisable. The term "UNDERWRITER" as used in this Agreement shall include any party substituted under this Section 10 with like effect as if it had originally been a party to this Agreement with respect to such Firm Shares and Additional Shares.

     11. SURVIVAL OF REPRESENTATIONS AND AGREEMENTS. All representations and warranties, covenants and agreements of the Underwriters, the Selling Stockholders and the Company contained in this Agreement, including the agreements contained in Section 6, the indemnity agreements contained in
Section 8 and the contribution agreements contained in Section 9, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling person thereof or by or on behalf of the Company, any of its officers and directors or any Selling Stockholder or any controlling person thereof, and shall survive delivery of and payment for the Shares to and by the several Underwriters. The representations contained in Sections 1 and 2 and the agreements contained in Sections 6, 8, 9 and 12(d) hereof shall survive the termination of this Agreement, including pursuant to Sections 10 or 12 hereof.

     12.  EFFECTIVE DATE OF AGREEMENT; TERMINATION.

          (a) This Agreement shall become effective (i) if Rule 430A under the Act is not used, when the Representatives, the Company and the Selling Stockholders shall have received notification of the effectiveness of the Registration Statement, or, if Rule 430A under the Act is used, when the parties hereto have executed and delivered this Agreement. If either the initial public offering price or the purchase price per Share has not been agreed upon prior to 5:00 p.m., New York time, on the fifteenth full business day after the Registration Statement shall have become effective, this Agreement shall thereupon terminate without liability to the Company, USSC, the Selling Stockholders or the Underwriters except as herein expressly provided. Until this Agreement becomes effective as aforesaid, it may be terminated by the Company by notifying the Representatives and the Selling Stockholders or by joint action only of the Selling Stockholders directly or the Attorney-in-Fact on behalf of all the Selling Stockholders by notifying the Company and the Representatives or by the Representatives notifying the Company, USSC and the Selling Stockholders. Notwithstanding the foregoing, provisions of this Section 12 and of Sections 1, 2, 6, 8 and 9 hereof shall at all times be in full force and effect.

          (b) The Representatives shall have the right to terminate this Agreement and the obligations of the Underwriters hereunder at any time prior to the Closing Date (and, with respect to the Additional Shares, the Additional Closing Date) by notice to the Company from the Representatives, without liability (other than with respect to Sections 8 and 9 hereof) on the part of any Underwriter, to the Company and the Selling Stockholders if, on or prior to such date, (i) the Company or any Selling Stockholder shall have filed, refused or been unable to perform in any material respect any agreement on its, his or her part to be performed hereunder, (ii) any other condition to the Underwriters' obligations hereunder set forth in Section 7 is not fulfilled when and as required in any material respect, (iii) trading in securities on the New York or American Stock Exchanges or in the over-the-counter market shall have been suspended or materially limited, or minimum or maximum prices shall have been established or maximum price ranges for prices for securities shall have been required, on the New York or American Stock Exchanges or in the over-the-counter market by the Commission, or by such exchange or other regulatory body or governmental authority having jurisdiction, (iv) a general banking moratorium shall have been declared by a federal or state authority or any new restriction materially and adversely affecting the Firm Shares or the Additional Shares, as the case may be, shall have become effective, (v) there shall have occurred an outbreak or escalation of armed hostilities involving the United States on or after the date hereof, or if there has been a declaration by the United States of a national emergency or war, the effect of which shall be, in the Representatives' judgment, to make it inadvisable or impracticable to proceed with the sale and delivery of the Shares on the terms and in the manner contemplated in the Prospectus, (vi) in the Representatives' opinion any material adverse change shall have occurred since the respective dates as of which information is given in the Registration Statement or the Prospectus in the condition

(financial or otherwise) of the Company and its subsidiaries taken as a whole, whether or not arising in the ordinary course of business other than as set forth in the Prospectus, or (vii) there shall have occurred such a material adverse change in general economic, political or financial conditions or if the effect of international conditions on the financial markets in the United States shall be such as, in the Representatives' judgment, makes it inadvisable or impracticable to proceed with the sale and delivery of the Firm Share or the Additional Shares, as the case may be, on the terms contemplated hereby and by the Prospectus. The rights of the Representatives to terminate this Agreement will not be waived or otherwise relinquished by their failure to give notice of termination prior to the time that the event giving rise to the right to terminate shall have cased to exist, provided that notice is given prior to the Closing Date (and, with respect to the Additional Shares, the Additional Closing Date).

          (c) Any notice of termination pursuant to this Section 12 shall be by telephone, telex, or telegraph, confirmed in writing by letter.

          (d) If this Agreement shall be terminated pursuant to any of the provisions hereof (otherwise than pursuant to (i) notification by the Representatives as provided in Section 12(a) hereof or (ii) Sections 10(b) or 12(b) hereof (except clauses (i), (ii) and (vi))), or if the sale of the Shares provided for herein is not consummated because any condition to the obligations of the several Underwriters set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company or any Selling Stockholder to perform any agreement herein or comply with any provision hereof, the Company and the Selling Stockholders jointly and severally agree, upon demand by the Representatives, to reimburse the Underwriters for all out-of-pocket expenses (including the fees and expenses of their counsel), incurred by the several Underwriters in connection herewith.

     13. NOTICE. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and, if sent to any Underwriter, shall be mailed, delivered, telexed or telegraphed and confirmed in writing, to such Underwriter c/o Bear, Stearns & Co. Inc., 245 Park Avenue, New York, NY 10167, Attention: Corporate Finance Department; if sent to the Company, USSC or any Selling Stockholder, shall be mailed, delivered, or telegraphed and confirmed in writing in the case of the Company or USSC, to the Company, 2200 East Golf Road, Des Plaines, IL 60016, Attention:
Chairman of the Board and, in the case of any Selling Stockholder, to its address set forth on Schedule II attached hereto.

     14. PARTIES. The Representatives represent that they are authorized to act on behalf of the several Underwriters named on Schedule I attached hereto, and the Company and the Selling Stockholders shall be entitled to act and rely on any request, notice, consent, waiver or agreement purportedly given on behalf of the Underwriters when the same shall have been given by the Representatives on such behalf. This Agreement shall inure solely to the benefit of, and shall be binding upon, the several Underwriters, the Selling Stockholders, the Company and USSC and the controlling persons, directors, officers, employees and agents referred to in Sections 8 and 9, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. The term "successors and assigns" shall not include a purchaser, in its capacity as such, of Shares from any of the Underwriters.

     15. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

     16. COUNTERPARTS. This Agreement may be executed by any one or more parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

     17. PARTIAL INVALIDITY. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

               [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     If the foregoing correctly sets forth the understanding among the Representatives, the Company, USSC and the Selling Stockholders, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among each of the Underwriters, the Company, USSC and each of the Selling Stockholders.

                                        Very truly yours,

                                        UNITED STATIONERS INC.


                                        By:___________________________________
                                        Name:_________________________________
                                        Title:________________________________

                                        UNITED STATIONERS SUPPLY CO.


                                        By:___________________________________
                                        Name:_________________________________
                                        Title:________________________________

                                        Selling Stockholders named on
                                        Schedule II attached hereto Agreement

                                        *By:__________________________________
                                        Name:_________________________________
                                        Title:________________________________

Accepted as of the date first above written on behalf of themselves and the other several
Underwriters named on Schedule I attached hereto.

BEAR, STEARNS & CO. INC.
MORGAN STANLEY & CO. INCORPORATED
ROBERTSON, STEPHENS & COMPANY LLC
CHASE SECURITIES INC.

By:  Bear, Stearns & Co. Inc.

By:____________________________
   Name:_______________________
   Title:______________________

_________________
*As Attorney-in-Fact acting on behalf of each of the Selling Stockholders named on Schedule II attached hereto.

                                      SCHEDULE I

                                                     NUMBER OF ADDITIONAL FIRM
                                   TOTAL NUMBER      SHARES TO BE PURCHASED IF
                                OF FIRM SHARES TO   OVER-ALLOTMENT IS EXERCISED
      NAME OF UNDERWRITER          BE PURCHASED               IN FULL
-----------------------------   -----------------   ---------------------------
Bear, Stearns & Co. Inc.  .

Morgan Stanley & Co.
Incorporated  . . . . . . .
Robertson, Stephens & Company
LLC  . . . . . . . . . . . .

Chase Securities Inc . . . .











                                -----------------   ---------------------------

 Total (1)  . . . . . . . . .          4,000,000                      600,000
                                -----------------   ---------------------------
                                -----------------   ---------------------------


--------------------------

 (1) INCLUDES FIRM SHARES AND ADDITIONAL SHARES TO BE PURCHASED FROM THE COMPANY UPON EXERCISE OF THE FIRM WARRANTS AND ADDITIONAL WARRANTS, RESPECTIVELY.

                                     SCHEDULE II

                                                           NUMBER OF ADDITIONAL
                                        TOTAL NUMBER       SHARES OR ADDITIONAL
                                      OF FIRM SHARES OR    WARRANTS TO BE SOLD
                                     FIRM WARRANTS TO BE   IF OVER-ALLOTMENT IS
                                            SOLD            EXERCISED IN FULL
                                    --------------------- ----------------------

 The Company . . . . . . . . .             2,000,000               None

 CONTROL SELLING STOCKHOLDERS:

 [RESERVED]

 OTHER SELLING STOCKHOLDERS:

 [RESERVED]


---------------------------------
(1)   INDICATES FIRM SHARES OR ADDITIONAL SHARES TO BE SOLD.
(2)   INDICATES FIRM WARRANTS OR ADDITIONAL WARRANTS TO BE SOLD.

                                     SCHEDULE III

                                  Lock-Up Agreements


     The following stockholders of the Company, including all affiliates of such stockholders that beneficially own shares of Common Stock, will execute Lock-Up Agreements:

     [RESERVED]